                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
           pursuant to Section 5.07(b) of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date: Aug 25, 2000

(i)   Amount of principal being paid or distributed in respect of the Certificates:
                     $0.00
                 --------------
                 ( $       -    , per $1,000 original principal amount of the Notes)
                 -------------

(ii)  (a) Amount of interest being paid or distributed in respect of the Certificates:
                 $1,252,477.78
                 --------------
                 ( $ 0.0000193  , per $1,000 original principal amount of the Notes)
                 --------------
      (a) Amount of interest being paid or distributed in respect of the Certificates Strip:
                 $29,900.00
                 --------------

                 ( $ 0.0000005  , per $1,000 original principal amount of the Notes)
                 --------------
(iii) Amount of Certificateholders' Interest Index Carryover being or distributed (if any)
      and amount remaining (if any):
      (1)  (a)   Distributed to Certificateholders:
                     $0.00
                 --------------
                 ( $        -  , per $1,000 original principal amount of the Certificates)
                 --------------
           (b)   Distributed to Certificateholders:
                     $0.00
                 --------------
                 ( $        -  , per $1,000 original principal amount of the Certificates)
                 --------------
      (2)  (a)   Balance on Certificateholders:
                     $0.00
                 --------------
                 ( $        -  , per $1,000 original principal amount of the Notes)
                 --------------
           (b)   Balance on Certificateholders:
                     $0.00
                 --------------
                 ( $        -  , per $1,000 original principal amount of the Notes)
                 --------------

(iv)  Payments made under the Cap Agreement on such date:    Aug 24, 2000
                                                          -------------------------
                  (  $0.00        with respect to the Certificates,
                 --------------
                  (  $0.00        with respect to the Notes,
                 --------------
                  (  $0.00        outstanding amount owed to Cap Provider.
                 --------------

(v)   Pool Balance at end of related Collection Period:     $904,206,056.24
                                                       ---------------------------



(vi)  After giving effect to distributions on this Distribution Date:
      (a)      (1)     Outstanding principal amount of Class A-1 Notes: $229,382,955.01
                                                                        ---------------
               (2)     Class A-1 Note Pool Factor:   0.81922484
                                                   -------------
      (b)      (1)     Outstanding principal amount of Class A-2 Notes: $625,000,000.00
                                                                        ---------------
               (2)     Class A-2 Note Pool Factor: 1.00000000
                                                   ----------
      (c)      (1)     Outstanding principal amount of Class M Notes: $30,000,000.00
                                                                      --------------
               (2)     Class M Note Pool Factor: 1.00000000
                                                 -----------
      (d)      (1)     Outstanding principal amount of Certificates: $65,000,000.00
                                                                     --------------
               (2)     Certificate Pool Factor: 1.00000000
                                                ------------

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

                                                                          Page 2

(vii) Certificate Interest Rate:
      (a)      In general
               (1)     Three-Month Libor was

                         0.0000000%        for the period from the Closing Date to but excluding 11/26/99 and
                      ------------------
                         6.8200000%        for the period from and including 11/26/99 to but excluding 02/25/2000 and
                      ------------------
               (2)     The Student Loan Rate was:        Not Applicable  (1)
                                                 ------------------------
      (b)      Certificate Interest Rate:              7.7200000%        (Based on 3-Month LIBOR)
                                                 ------------------------

               (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)         Amount of Master Servicing Fee for  related Collection Period:         $1,133,683.06
                                                                            ---------------------------------
                  $ 0.000017441      , per $1,000 original principal amount of the Certificates.
                 -------------------

(ix)           Amount of Administration Fee for related Collection Period:     $3,000.00
                                                                           ---------------------------------
                  $ 0.046153846      , per $1,000 original principal amount of the Certificates.
                 -------------------

(x)   (a)      Aggregate amount of Realized Losses (if any) for the related Collection Period:      $447,076.59
                                                                                              ------------------------------
      (b)      Delinquent Contracts              # DISB.          %         $ AMOUNT             %
                                                 -------       ------       --------           -----
               30-60 Days Delinquent              1,758         2.71%      $ 15,851,392        2.92%
               61-90 Days Delinquent                521         1.01%      $  4,666,117        0.86%
               91-120 Days Delinquent               364        52.00%      $  3,250,259        0.60%
               More than 120 Days Delinquent      1,228         1.21%      $ 11,274,499        2.08%
               Claims Filed Awaiting Payment        149        11.00%      $  1,497,872        0.28%
                                                 -------      -------      ------------        -----
                         TOTAL                    4,020        67.93%      $ 36,540,139        6.74%

(xi)      Amount in the Reserve Account:    $16,851,605.72
                                          ---------------------------------

(xii)     Amount in the Prefunding Account: $27,142,068.54
                                          ---------------------------------


(xiii)    Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                           Subsequent Pool Student Loans:        0.00



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